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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  April 7, 2003



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



          California                    File No. 0-19231         68-0166366
          ----------                    ----------------         ----------
 (State or other jurisdiction of    (Commission File Number)   (IRS Employer)
  Incorporated or organization)                             Identification No.)



  111 Santa Rosa Avenue, Santa Rosa, California              95404-4905
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  (Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (707) 573-4800
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Item 5.  Other Events

Press release for the following (article attached):

         Redwood Empire Bancorp declares quarterly dividend.










                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



            04-07-03
Date:  ___________________        REDWOOD EMPIRE BANCORP
                                  ----------------------
                                       (Registrant)


                                       /s/ James E. Beckwith
                                  By:  -----------------------------------
                                       James E. Beckwith
                                       Executive Vice President and
                                       Chief Operating Officer

                                FOR: REDWOOD EMPIRE BANCORP


                        APPROVED BY: James E. Beckwith
                                     Chief Operating Officer
                                     (707) 522-5215


For Immediate Release



               REDWOOD EMPIRE BANCORP DECLARES QUARTERLY DIVIDEND


SANTA ROSA, Calif. (April 4, 2003) -- Redwood Empire Bancorp (NASDAQ: REBC) today announced that its Board of Directors has declared a quarterly cash dividend of twenty-five cents per share on the Company's Common Stock. The dividend is payable on April 29, 2003 to shareholders of record on April 17, 2003.
         Redwood Empire Bancorp is the holding company for National Bank of the Redwoods, a commercial bank. The Company operates through branches in Sonoma, Mendocino and Lake Counties.

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